Manor

# Investment Funds

## 4th Quarter Report
## December 31, 2016
## (Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

December 31, 2016

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

**(Bad)Behaviorial Finance**

I have been reading the new book by Michael Lewis, "The Undoing Project". It's not his usual page turner, but it may provide some useful perspectives on the markets. The book is based on Daniel Kahneman and Amos Tversky and their studies of human decision making. They observed that people often do not make logical decisions, particularly under stress. Some of the factors that their research identified as distorting the logical decision process include risk aversion, non-linear probability weighting, and the influence of cognitive vs. social biases.

One of the most prevalent and widely acknowledged of these concepts is risk aversion. According to Kahneman and Tversky, the negative impact of a loss is 2.25 times more powerful than the positive impact of an equivalent gain. Investors in the stock market often allow their concern about short-term losses to override the knowledge that stocks generally outperform all other asset classes over longer periods. Investor risk aversion is clearly evident when I am asked if stocks are overvalued and ready for a fall. I have fielded this question with increasing regularity because investors are concerned that an external event could cause valuations to collapse, triggering a market crash. While relative valuation levels are subject to wide interpretation, and it is almost impossible to ascertain the potential impact of an external factor on valuations, the lack of certainty reinforces investor risk aversion.

The researchers also found that non-linear probability weighting is also a powerful influence on decision making. Non-linear probability causes people to over-weight small probabilities and under-weight large probabilities. When a person buys a lottery ticket, for example, they overweight the very small probability of winning a lot of money while underweighting the very high probability that they are wasting their money. Likewise, investors often overweight the possibility that they could lose all their money in a particular investment, often sacrificing attractive returns.

While both of these factors are important, their influence is magnified by cognitive and social biases. Cognitive bias works on an individual level when an investor decides not to invest in a particular stock because they have a negative image of a company or a bad experience with one of its products. While cognitive bias is very powerful on an individual level, it has only a minor influence on markets as a whole because the sum total of investor's positive and negative cognitive biases tend to average out. Social bias is the result of news, analysis, or media influence on investor perceptions, and can create a "herd instinct" when it leverages cognitive bias in a positive or negative direction. In the financial markets, this social bias can create its own momentum, generating a feedback loop that can drive markets further from a "fair price" valuation.

Over the past year I sense that social bias has become much more influential. Media attention has focused on the negative impact of geopolitical events around the world. This drumbeat of negative experts heightens risk aversion and the tendency of investors to overweight the impact of an election or policy change. As social bias overwhelms rational decision making it becomes a recipe for bad behavioral finance.

**The Manor Fund**

The Manor Fund rose 5.23%, net of all fees and expenses, during the quarter ending December 31, 2016 outperforming the S&P 500 index return of 3.83% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index, return of 4.15%. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing year returning 6.97% for the Fund compared to 11.98% for the S&P 500 and 12.24% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with an annualized return of 5.62%, 10.99%, and 5.73% for the Fund compared to an annualized return of 9.69%, 14.82%, and 7.06% for the S&P 500 index, and returns of 8.39%, 13.69%, and 6.34% for the Lipper Large-Cap Core mutual fund index.

During the 4th Quarter of 2016, the Fund was helped by strong performance from Valero Energy Corp., PNC Financial Services, JP Morgan Chase, Discover Financial Services, and Baker Hughes, Inc. Three of those top five holdings are banks or financial services companies, with another, MetLife, almost among those top performers. These stocks, and the financial services sector overall, jumped after the presidential election. Investors seemed to be expressing their belief that a more favorable regulatory environment would eliminate an overhanging burden on the economy. The best performer during the quarter was Valero Energy. The stock of this oil refiner rose steadily throughout the quarter, boosted initially by a strong earnings report, and then later as gradually improving oil prices contributed to better refining margins. The shares of PNC Financial Services received a boost from a favorable earnings report. The company reported earnings above expectations, growth in net interest income, loans, and lower provisions for credit losses primarily attributable to stabilization in their energy related portfolio. JP Morgan also reported strong operating results, driven by higher net interest income due to loan growth and higher deposit spreads. Discover Financial reported revenue and earnings above expectations and loan growth of 5% from the prior year. The company reported an increase in net loan charge-offs and higher provisions for loan losses, but investors focused instead on current operating results and the prospect of more favorable economic conditions in the future. The shares of Baker Hughes, a provider of oilfield services for the exploration industry, rose steadily. The company reported earnings above expectations, and forecast improved exploration activity. Baker Hughes also announced an agreement to combine the oil and gas business of General Electric with Baker Hughes creating a leading equipment, technology, and services provider in the oil and gas industry.

Notable laggards during the 4th Quarter of 2016 include Zimmer Biomet Holdings, Mallinckrodt PLC, Avery Dennison Corp., Pentair Ltd, and Facebook, Inc. Two of the weakest holdings, Zimmer and Mallinckrodt, are in the health care sector, which experienced some volatility during the quarter. The shares of Zimmer Biomet fell sharply after the company reported disappointing quarterly results. Revenue and earnings were in line with expectations, but the company lowered revenue and earnings guidance for the fiscal year. A major component of the downside guidance was the expectation of significantly lower full year top line growth. Mallinckrodt continued a decline that began earlier in the year. The company reported revenue and earnings better than expectations, and some positive clinical results and approvals, but generated little positive price action. The shares of Avery Dennison fell sharply after the company announced operating results. The company reported revenues in line with expectations, earnings above expectations, and raised earnings guidance for the fiscal year. Investors focused instead on disappointing revenue growth and margins in the retail branding and information systems business of the company. The shares

*(Continued on page 10)*

# MANOR INVESTMENT FUNDS - MANOR FUND

**Schedule of Investments - December 31, 2016**

**(Unaudited)**

## Portfolio of Investments

| Description | Shares | Market Value |
|---|---|---|
| **COMMON STOCKS –98.3%** | | |
| **Consumer Discretionary – 9.3%** | | |
| Carnival Corp. | 3,728 | 194,080 |
| Mohawk Ind. * | 1,120 | 223,641 |
| Signet Jewelers | 1,655 | 156,000 |
| | | 573,721 |
| **Consumer Staples – 8.3%** | | |
| CVS Health Corp. | 1,868 | 147,404 |
| Kroger Company | 4,571 | 157,745 |
| PepsiCo, Inc. | 1,963 | 205,389 |
| | | 510,538 |
| **Energy – 8.7%** | | |
| Baker Hughes Inc. | 2,830 | 183,865 |
| Occidental Pet. | 1,302 | 92,741 |
| Valero Energy | 3,759 | 256,815 |
| | | 533,421 |
| **Financial – 18.1%** | | |
| Chubb Corp. * | 1,143 | 151,013 |
| Discover Financial | 3,027 | 218,216 |
| Franklin Resources | 2,439 | 96,535 |
| JPMorgan Chase | 2,506 | 216,243 |
| Metlife Inc. | 3,405 | 183,496 |
| PNC Financial | 2,120 | 247,955 |
| | | 1,113,458 |
| **Health Care – 12.0%** | | |
| Allergan PLC | 757 | 158,978 |
| AmerisourceBergen | 1,900 | 148,561 |
| Anthem, Inc. | 1,159 | 166,629 |
| Mallinckrodt plc. * | 1,617 | 80,559 |
| Zimmer Biomet | 1,774 | 183,077 |
| | | 737,804 |
| **Industrial – 17.7%** | | |
| Avery Dennison | 3,310 | 232,428 |
| BE Aerospace | 2,625 | 157,999 |
| Delta Air Lines | 3,704 | 182,200 |
| FedEx Corp. | 1,127 | 209,847 |
| Fortune Brands H&S | 2,976 | 159,097 |
| Pentair PLC | 2,672 | 149,819 |
| | | 1,091,390 |
| **Information Technology – 19.9%** | | |
| Amphenol Corp-A | 5,958 | 400,378 |
| Applied Materials | 5,367 | 173,193 |
| Facebook, Inc. * | 1,514 | 174,186 |
| Microsoft Corp. | 4,004 | 248,808 |
| Skyworks Solutions | 3,074 | 229,505 |
| | | 1,226,070 |
| **Material – 1.2%** | | |
| Nucor Corp. | 1,211 | 72,079 |
| | | 72,079 |
| **Telecomm. – 2.1%** | | |
| AT & T, Inc. | 3,090 | 131,418 |
| | | 131,418 |
| **Utility – 1.0%** | | |
| AES Corporation | 5,343 | 62,086 |
| | | 62,086 |
| TOTAL COMMON STOCKS (Cost $ 4,533,824) | | 6,051,985 |
| **SHORT-TERM INVESTMENTS – 1.6%** | | |
| 1st Amer. Gov. Fund | 99,594 | 99,594 |
| TOTAL SHORT-TERM INVESTMENTS (Cost $ 99,594) | | 99,594 |
| TOTAL INVESTMENTS – 99.9% (Cost $ 4,633,418) | | 6,151,579 |
| Other Assets less Liabilities – Net 0.1% | | 6,030 |
| NET ASSETS 100.0% | | $ 6,157,609 |

*Non-income producing during the period.

# MANOR INVESTMENT FUNDS - MANOR FUND

**Fund and Performance Information - December 31, 2016**

**(Unaudited)**

## Fund Performance

**Investment Performance**
**vs. the S&P 500 and the Lipper Large-Cap Core Index**


50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Manor Fund
Lipper LC Core
S&P 500 Index

**Quarter and Annualized Total Return for Periods Ending December 31, 2016**

| | Manor Fund | S&P 500 Index | Lipper LC Core Funds |
|---|---|---|---|
| 4th Quarter | **5.23 %** | 3.83 % | 4.15 % |
| 1-Year | **6.97 %** | 11.98 % | 12.24 % |
| 3-Year Annualized | **5.62 %** | 9.69 % | 8.39 % |
| 5-Year Annualized | **10.99 %** | 14.82 % | 13.69 % |
| 10-Year Annualized | **5.73 %** | 7.06 % | 6.34 % |
| Annualized since inception 9/26/95 | **6.03 %** | 8.54 % | 6.56 % |

*Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The advisor has contractually agreed to waive its fees and or absorb expenses of the Fund to ensure that the annual operating expenses do not exceed 1.25% through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval.*

## Top Holdings and Industry Sectors

**Top Company Holdings**

| Company | % of Net Assets |
|---|---|
| Amphenol Corp. | 6.5 % |
| Valero Energy | 4.2 % |
| Microsoft Corp. | 4.0 % |
| PNC Financial | 4.0 % |
| Avery Dennison | 3.8 % |

**Top Industry Sectors**

| Industry | % of Net Assets |
|---|---|
| Info Technology | 19.9 % |
| Financial | 18.1 % |
| Industrial | 17.7 % |
| Health Care | 12.0 % |
| Consumer Disc. | 9.3 % |

# MANOR INVESTMENT FUNDS - GROWTH FUND

**Schedule of Investments - December 31, 2016**

**(Unaudited)**

## Portfolio of Investments

| Description | Shares | Market Value |
|---|---|---|
| **COMMON STOCKS – 97.2%** | | |
| **Consumer Discretionary – 24.9%** | | |
| Amazon.com Inc. * | 455 | 341,191 |
| Dollar Tree, Inc. * | 4,131 | 318,831 |
| Harman Int. | 2,732 | 303,689 |
| LKQ Corp. * | 10,295 | 315,542 |
| Michael Kors * | 6,074 | 261,061 |
| Royal Caribbean | 4,137 | 339,399 |
| Time Warner Inc. | 3,616 | 349,052 |
| Whirlpool Corp. | 1,520 | 276,290 |
| | | 2,505,055 |
| **Consumer Staples – 11.4%** | | |
| Church & Dwight | 8,043 | 355,420 |
| Constellation Brands | 2,837 | 434,940 |
| Walgreens Boots | 4,252 | 351,896 |
| | | 1,142,256 |
| **Energy – 1.4%** | | |
| Schlumberger Ltd. | 1,678 | 140,868 |
| | | 140,868 |
| **Financial – 3.8%** | | |
| Chubb Limited * | 2,907 | 384,073 |
| | | 384,073 |
| **Health Care – 15.8%** | | |
| AbbVie, Inc. | 2,556 | 160,057 |
| Celgene Corp. * | 2,992 | 346,324 |
| Express Scripts * | 3,949 | 271,652 |
| Gilead Sciences | 4,530 | 324,393 |
| Thermo Fisher | 3,477 | 490,604 |
| | | 1,593,030 |
| **Industrial – 9.3%** | | |
| Acuity Brands, Inc. | 1,230 | 283,958 |
| Robert Half Intl. | 5,808 | 283,314 |
| Southwest Airline | 7,310 | 364,331 |
| | | 931,603 |

| Description | Shares | Market Value |
|---|---|---|
| **Information Technology – 27.6%** | | |
| Alphabet Inc. Cl A * | 297 | 235,358 |
| Alphabet Inc. Cl C * | 297 | 229,231 |
| Apple, Inc. | 4,240 | 491,077 |
| Cognizant Tech * | 6,105 | 342,063 |
| F5 Networks * | 2,526 | 365,563 |
| MasterCard Inc. | 3,210 | 331,432 |
| Microsoft Corp. | 4,118 | 255,893 |
| ON SemCndctor * | 24,865 | 317,277 |
| Trimble Navigate * | 7,049 | 212,527 |
| | | 2,780,421 |
| **Material – 3.0%** | | |
| Sherwin Williams | 1,127 | 302,870 |
| | | 302.870 |
| TOTAL COMMON STOCKS (Cost $7,548,376) | | 9,780,176 |
| **SHORT-TERM INVESTMENTS – 2.7%** | | |
| 1st Amer. Gov. Fund | 273,558 | 273,558 |
| TOTAL SHORT-TERM INVESTMENTS (Cost $ 273,558) | | 273,558 |
| TOTAL INVESTMENTS – 99.9% (Cost$7,821,934) | | 10,053,734 |
| Other Assets less Liabilities – Net – 0.1% | | 6,083 |
| NET ASSETS – 100.0% | | $ 10,059,817 |

*Non-income producing during the period.

# MANOR INVESTMENT FUNDS - GROWTH FUND

**Fund and Performance Information - December 31, 2016**

**(Unaudited)**

## Fund Performance

**Investment Performance**
**vs. the S&P 500 and Lipper Large-Cap Growth Index**


35%
25%
15%
5%
-5%
-15%
-25%
-35%
-45%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Growth Fund
S&P 500 Index
Lipper LC Growth

**Quarter and Annualized Total Return for Periods Ending December 31, 2016**

| | Growth Fund | S&P 500 Index | Lipper LC Growth Funds |
|---|---|---|---|
| 4th Quarter | **2.17 %** | 3.83 % | -2.01 % |
| 1-Year | **4.49 %** | 11.98 % | 0.48 % |
| 3-Year Annualized | **5.68 %** | 8.79 % | 5.43 % |
| 5-Year Annualized | **12.55 %** | 14.60 % | 12.91 % |
| 10-Year Annualized | **6.31 %** | 6.91 % | 6.71 % |
| Annualized since inception 6/30/99 | **4.53 %** | 4.81 % | 2.22 % |

*Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The advisor has contractually agreed to waive its fees and or absorb expenses of the Fund to ensure that the annual operating expenses do not exceed 0.99% through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval.*

## Top Holdings and Industry Sectors

**Top Company Holdings**

| Company | % of Net Assets |
|---|---|
| Apple, Inc. | 4.9 % |
| Thermo Fisher | 4.9 % |
| Constellation Brands | 4.3 % |
| Chubb Ltd. | 3.8 % |
| F5 Networks, Inc. | 3.6 % |

**Top Industry Sectors**

| Industry | % of Net Assets |
|---|---|
| Information Tech. | 27.6 % |
| Consumer Disc. | 24.9 % |
| Health Care | 15.8 % |
| Consumer Staples | 11.4 % |
| Industrial | 9.3 % |

# MANOR INVESTMENT FUNDS - BOND FUND

**Schedule of Investments - December 31, 2016**

**(Unaudited)**

## Portfolio of Investments

| Description | Face Amount | Value |
|---|---|---|
| **U.S. GOVERNMENT BONDS – 97.0%** | | |
| U.S. Treasury 1.000% Due 03-31-17 | 100,000 | 100,094 |
| U.S. Treasury 0.625% Due 05-31-17 | 175,000 | 174,986 |
| U.S. Treasury 1.375% Due 11-30-18 | 250,000 | 250,918 |
| U.S. Treasury 1.000% Due 11-30-19 | 250,000 | 246,992 |
| U.S Treasury 1.500 % Due 01-31-22 | 50,000 | 48,852 |
| U.S. Treasury 1.250 % Due 07-31-23 | 200,000 | 188,203 |
| U.S. Treasury 1.500 % Due 08-15-26 | 150,000 | 137,812 |
| TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,169,219) | | 1,147,857 |
| **SHORT-TERM INVESTMENTS – 2.7%** | | |
| 1st American Treasury Obligation Fund | 32,021 | 32,021 |
| TOTAL SHORT-TERM INVESTMENTS (Cost $ 32,021) | | 32,021 |
| TOTAL INVESTMENTS – 99.7% (Cost $ 1,201,240) | | 1,179,878 |
| Other Assets less Liabilities – Net – 0.3% | | 3,079 |
| NET ASSETS - 100.0% | | $ 1,182,957 |

*SECURITY VALUATION:*
*Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.*

# MANOR INVESTMENT FUNDS - BOND FUND

**Fund and Performance Information - December 31, 2016**

**(Unaudited)**

## Fund Performance

**Investment Performance**
**vs. the Barclay's Int. Treasury Index**
**and the Lipper Gov't Index**



15%
10%
5%
0%
-5%
-10%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

**Quarter and Annualized Total Return for Periods Ending December 31, 2016**

| | Bond Fund | Lipper US Gov't Fund Index | Barclays Intermediate Treasury Index |
|---|---|---|---|
| 4th Quarter | **-2.47 %** | -2.76 % | -2.25 % |
| 1-Year | **-1.26 %** | 1.40 % | 1.06 % |
| 3-Year Annualized | **-0.28 %** | 2.47 % | 1.60 % |
| 5-Year Annualized | **-0.49 %** | 1.27 % | 1.03 % |
| 10-Year Annualized | **0.98 %** | 3.66 % | 3.50 % |
| Annualized since inception 6/30/99 | **1.95 %** | 4.33 % | 4.12 % |

*Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The advisor has contractually agreed to waive its fees and or absorb expenses of the Fund to ensure that the annual operating expenses do not exceed 0.95% through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval.*

## Top Five Holdings

| Security | % of Net Assets |
|---|---|
| US Treasury 1.375% Due 11-30-18 | 21.2 % |
| US Treasury 1.000% Due 11-30-19 | 20.9 % |
| US Treasury 1.250% Due 07-31-23 | 15.9 % |
| US Treasury 0.625% Due 05-31-17 | 14.8 % |
| US Treasury 1.500% Due 08-15-26 | 11.6 % |

*(Continued from page 3)*
of Pentair fell after performing well for much of the year. The diversified manufacturing company announced disappointing operating results, missing revenue and earnings expectations, and lowering revenue guidance. The lowered guidance reflected a sluggish industrial environment and reduced expectations for the typical end of year push for capital spending. The shares of Facebook declined despite reporting revenue and earnings above expectations, and increases in daily and monthly active users. Investors focused, however, on concerns about revenue growth and a slowdown in the growth of mobile advertising revenue.

There were several merger announcements among companies in the portfolios during the quarter. AT&T announced plans to acquire Time Warner Inc. in a cash and stock deal, expected to close before year-end 2017, subject to regulatory reviews. AT&T expects the deal to be accretive to earnings in the first year after the deal closes. Baker Hughes announced a combination with the oil and gas business of General Electric into a new company. Baker Hughes shareholders will receive a special dividend and equity in the new company. BE Aerospace agreed to be acquired by Rockwall Collins, receiving cash and stock. The deal is expected to close in the spring of 2017 with BE shareholders owing approximately 20% of the combined companies. Rockwell Collins expects the deal to be accretive to earnings per share in the first full fiscal year. We did not execute any portfolio transactions during the quarter, electing to defer gains in these deals until after the close of the year.

## **The Growth Fund**

The Manor Growth Fund rose 2.17%, net of all fees and expenses, during the quarter ending December 31, 2016, underperforming the S&P 500 index return of 3.83% but outperforming comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, with a return of –2.01%. The Fund underperformed the S&P 500 index during the trailing 1-year, 3-year, 5-year, and 10-year periods with returns of 4.49%, 5.68%, 12.55%, and 6.31% compared to returns of 11.98%, 8.79%, 14.60%, and 6.91% for the index. The fund outperformed comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index during the trailing 1-year, 3-year, and since inceptions periods with returns of 4.49%, 5.68%, and 4.53% for the fund compared to 0.48%, 5.43%, and 2.22% for the index.

During the 4th Quarter of 2016 the Fund was helped by strong performance from Southwest Airlines, Harman International Industries, Robert Half International, Time Warner, Inc., and Cognizant Technology Solutions. The shares of Southwest Airlines rallied through most of the quarter, overcoming a sharp drop after the company reported earnings. The company announced earnings above expectations and the stock dropped more than 10% The shares subsequently recovered and then moved substantially higher. The shares of Harmon International jumped when the company accepted an all cash buyout offer from Samsung. The price action of Robert Half mirrored that of Southwest Airlines. The stock dropped sharply after the company announced quarterly earnings, falling more than 10%. The shares rallied through the balance of the quarter on investor expectations that a more favorable business environment would lead to greater demand for staffing services. The shares of Time Warner rose steadily throughout the quarter, supported by a strong earnings report and the announcement of a merger deal with AT&T. Cognizant Technology rose in advance of their quarterly earnings report after falling sharply on the final trading day of the previous quarter. The shares rose again later in the quarter after the investment firm Elliot Management, a major stockholder, sent a letter to the board outlining a three-part value-enhancement plan.

Weaker holdings during the 4th Quarter of 2016 include Thermo Fisher Scientific, LKQ Corp., Acuity Brands, Inc., Amazon.com, Inc., and Constellation Brands. The shares of Thermo Fisher were weak for much of the quarter. The company reported revenue and earnings above expectations, and raised guidance based on strong operational performance and a more favorable foreign exchange environment, but the stock had only a temporary rebound. The shares of LKQ Corp. were also weak through much of the quarter as the company reported earnings in line with expectations, but lowered revenue and earnings guidance for the fiscal year. The shares of Acuity

Brands fell early in the quarter when the company reported revenue and earnings below expectations. The company reported strong growth compared to the previous year and the shares rebounded, but not enough to offset the early decline. The shares of Amazon also fell early in the quarter on a weak earnings report. The company experienced strong growth over the previous year, but earnings fell short of expectations and guidance for the next quarter remained unchanged. The shares of Constellation Brands fell despite a strong earnings report. The company reported revenue and earnings above expectations, and raised earnings guidance for the fiscal year. The company also completed several deals, selling its Canadian wine business and purchasing several smaller domestic wine and spirits companies.

There were several merger announcements among companies during the quarter in this portfolio, as well. Harman International agreed to be acquired by Samsung in an all cash deal at a substantial premium. The deal must be approved by Harman shareholders, but is expected to close by mid-2017. Time Warner also agreed to be acquired by AT&T in a cash and stock deal. Time Warner shares jumped on the deal announcement and continued to rise as AT&T shares moved upward. The transaction requires regulatory approval and may not close until late in 2017. We expect to book profit from each of these portfolio holdings before the deals close.

## The Bond Fund

The Manor Bond Fund generated a return of –2.47%, net of all fees and expenses, during the quarter ending December 31, 2016, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –2.25% but outperforming the Lipper US Government mutual fund index return of –2.76%. The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index and the Lipper US Government mutual fund index during the trailing 1-year, 3-year, 5-year, and 10-year periods with returns of –1.26%, -0.28%, -0.49%, and 0.98% for the Fund, compared to 1.06%, 1.60%, 1.03%, and 3.50% for the Barclay Intermediate Treasury index, and 1.40%, 2.47%, 1.27%, and 3.66% for the Lipper US Government mutual fund index. Performance over these periods reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. The Fund is managed to provide a low-risk alternative for conservative investors.

## Managing Investor Stress

Kahneman and Tversky observed that risk aversion, non-linear probability, and cognitive or social biases tend to distort the logical decision making process to a greater degree during periods of stress. And if there is one thing that we can all agree upon, it is that stress levels are elevated due to the explosion of social media and the tendency of individuals to self-select sources that support their preferred points of view. Right now, it is probably more important to resist the urge to over-react to external market events, and focus on limiting the impact of those behavioral factors that can so easily distort the important logical decision making process.

We recognize that we are also subject to the same behavioral factors that impact decision making and believe that the best way to minimize their impact is to employ an analytical discipline that can guide us. Our investment process starts with an objective assessment of corporate earnings, growth, and cash flow to identify companies whose stock is trading at an attractive valuation compared to the market and their peers. Our goal is to build a diversified portfolio managed with a long-term investment horizon. We recognize that there may be times when market stress may not reward our analytical approach, but we know that over time our disciplined process will provide the best opportunity to produce attractive risk-adjusted returns.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

# Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

**This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.**